American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement Equity Growth Fund NT Equity Growth Fund
Supplement dated August 1, 2020 ■ Summary Prospectus and Prospectuses dated November 1, 2019

The following replaces the first paragraph of the Principal Investment Strategies section in each summary prospectus and prospectus:
In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a multi-step process. First, the managers rank stocks, primarily large capitalization, publicly traded U.S. companies with a market capitalization greater than $2 billion, from most attractive to least attractive based on an objective set of measures, including valuation, quality, growth, and sentiment. Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. Finally, the portfolio managers review the output of the quantitative model, considering factors such as risk management, transaction costs, and liquidity management.

The following replaces the Portfolio Managers section in each summary prospectus and prospectus:
Portfolio Managers
Steven Rossi, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2016.
Guan Wang, CFA, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2015.

The following replaces the second paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section of each prospectus:
To select stocks for purchase, the portfolio managers use quantitative management techniques in a multi-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive by using a quantitative model that combines measures that the advisor believes are predictive of an individual stock’s performance. These measures can generally be classified into four major categories: valuation, quality, growth, and sentiment. To measure valuation, the managers may use ratios which look at a firm’s value relative to cash flow, among others. To measure quality, the managers may use factors such as profitability and earnings sustainability, among others. To measure growth, the managers may use the rate of growth of a company’s earnings, as well as other factors. To measure sentiment, the managers may use factors such as historical stock returns, share volume and options data, among others. The information used to generate these measures is typically contained in each stock’s financial statement data and market information, but may include other sources.

The following is added as the fourth paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section of each prospectus:
Finally, the portfolio managers review the output of the quantitative model, considering factors such as risk management, transaction costs, and liquidity management.

The following is added as the seventh paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section of each prospectus:
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.

The following replaces The Fund Management Team section of each prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Steven Rossi
Mr. Rossi, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2016. Prior to joining American Century Investments, he worked at RS Investments from 2012 to 2016, most recently as portfolio manager. He previously held the roles of analyst and quantitative analyst. He has a bachelor’s degree in Political Economies of Industrialized Societies from the University of California at Berkeley. He is a CFA charterholder.
Guan Wang
Ms Wang, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2015. She joined American Century Investments in 2015 as an analyst and was promoted to portfolio manager in 2020. She has a bachelor’s degree in finance from Fudan University in China and a masters in finance from Massachusetts Institute of Technology. She is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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